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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ___________________

                                January 17, 2002
               (Date of Report (Date of Earliest Event Reported))


                        FIRST REPUBLIC PREFERRED CAPITAL
             (Exact Name of Registrant as Specified in Its Charter)


            Nevada                      1-09837               91-1971389
 (State or Other Jurisdiction         (Commission           (IRS Employer
       of Incorporation)              File Number)      Identification Number)



                    111 Pine Street                           94111
               San Francisco, California                    (Zip Code)
       (Address of Principal Executive Offices)



                                 (415) 392-1400
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.   OTHER EVENTS
          ------------

     On January 18, 2002, First Republic Preferred Capital Corporation announced the pricing of its offering of $40,000,000 in aggregate principal amount of its 8.875% Noncumulative Perpetual Series B Preferred Stock. Reference is made to the press release dated January 18, 2002, annexed hereto as Exhibit 20 for further information regarding this announcement.

ITEM 7.   EXHIBITS
          --------

     1 Underwriting Agreement, dated January 17, 2002 by and among First Republic Preferred Capital Corporation, First Republic Bank, Wells Fargo Securities, LLC, Ryan, Beck & Co., LLC, Keefe, Bruyette & Woods, Inc., and Sandler, O'Neill & Partners, L.P.

     3 Certificate of Designations of First Republic Preferred Capital Corporation relating to the 8.875% Noncumulative Prepetual Series B Preferred Shares.

     4 Specimen certificate representing the 8.875% Noncumulative Perpetual Series B Preferred Shares.

     20   Press Release, dated January 18, 2002.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRST REPUBLIC PREFERRED CAPITAL
                                        CORPORATION



Date:  January 22, 2002                 By:   /s/ Willis H. Newton, Jr.
                                           ----------------------------
                                           Willis H. Newton, Jr.
                                           Vice President and Chief
                                           Financial Officer